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                                                                  EXHIBIT 4.02


                             GRIC COMMUNICATIONS, INC.

                             FIFTH AMENDED AND RESTATED

                           REGISTRATION RIGHTS AGREEMENT

                         ----------------------------------

       This Agreement is made at Milpitas, California as of November 12, 1999 among GRIC COMMUNICATIONS, INC., a California corporation (the "COMPANY"), and each of the persons listed on the Signature Page(s) to this Agreement (the "SECURITYHOLDERS").

                                      RECITALS

A. The Company has previously granted registration rights to certain Securityholders pursuant to a Fourth Amended Registration Rights Agreement dated as of April 16, 1999 (the "PREVIOUS AGREEMENT").

B. The Company and the requisite number of Securityholders under the Previous Agreement make this grant of registration rights in connection with the issuance of Series E Preferred Stock pursuant to a Series E Preferred Stock Purchase Agreement dated the date of this Agreement. A summary of the outstanding Registrable Securities is set forth on EXHIBIT A to this Agreement. In every case, this Agreement restates, or does not materially increase, the registration rights granted to each Securityholder in connection with the original issuance of the Securityholder's Securities (as defined below).

C. Capitalized terms have the meanings set forth in Article 1 of this Agreement.

       NOW, THEREFORE, the parties agree as follows:

                           1.  AMENDMENT AND DEFINITIONS

1.1.   AMENDMENT AND RESTATEMENT.

The Previous Agreement is hereby amended and restated to read in its entirety as set forth in this Agreement.

1.2.   DEFINITIONS.

The capitalized terms listed below have the meanings assigned to them. Capitalized terms used in this Agreement that are not set forth below have the meanings ascribed to them elsewhere in this Agreement.


"INITIATING AOL HOLDER" means America Online, Inc. ("AOL"), if the reasonably anticipated aggregate offering price would exceed $10,000,000 in a Registration pursuant to Article 2 (REQUESTED REGISTRATION) or $500,000 in a Registration pursuant to Article 4 (REGISTRATION ON FORM S-3); provided, however, that for purposes of a Registration pursuant to Article 2 (REQUESTED REGISTRATION), AOL shall be deemed an Initiating AOL Holder even if the $10,000,000 reasonably anticipated aggregate offering price threshold is


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not met, provided that AOL proposes to sell and sells in the offering at least 51% of AOL's Registrable Securities; provided, further, that after the Company's initial public offering, neither the $10,000,000 reasonably anticipated aggregate offering price threshold nor the requirement of selling at least 51% of AOL's Registrable Securities shall apply to any REQUESTED REGISTRATION under Article 2 after consummation of the Company's initial public offering.

"CLAIM" means any claim, loss, damage, cost, expense, or liability, joint or several, or any threatened or pending suit, action, arbitration, or other proceeding in respect thereof.

"CONTROL PERSON" means any officer, director, general partner, person controlling another person within the meaning of Section 15 of the Securities Act, or alleged Control Person.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the SEC thereunder, all as the same are in effect at the time.

"FOUNDERS" means Hong Chen, Ph.D., Lynn Ya-Lin Liu, and ELG Partners 1994-1.

"FOUNDERS' SHARES" means shares of the Company's Common Stock held by the Founders including without limitation any shares of Common Stock hereafter acquired by the Founders.

"HOLDER" means any Securityholder holding Registrable Securities or securities or instruments with respect to which Registrable Securities are ultimately issuable, and any transferee thereof to whom registration rights have also been transferred in accordance with this Agreement.

"INDEMNIFIED PARTY" means a person entitled to indemnity under Article 9 (INDEMNIFICATION).

"INDEMNIFYING PARTY" means a person required to provide indemnification pursuant to Article 9.

"INITIATING HOLDERS" means, with respect to the Company's IPO pursuant to
Article 2 (REQUESTED REGISTRATION), Holder(s) (other than Founders) of at least thirty percent (30%) of the then outstanding or issuable Registrable Securities (other than Founder's Shares) or any lesser percentage if the reasonably anticipated aggregate offering price would exceed $10,000,000. In all other cases, "INITIATING HOLDERS" means Holder(s) of at least twenty percent (20%) of the then outstanding or issuable Registrable Securities or any lesser percentage if the reasonably anticipated aggregate offering price would exceed $10,000,000 in a Registration pursuant to Article 2 (REQUESTED REGISTRATION) or $500,000 in a Registration pursuant to Article 4 (REGISTRATION ON FORM S-3).

"IPO" means the first Registration by the Company (other than a Registration in a Rule 145 transaction or with respect to an employee benefit plan) (a) pursuant to which all of the Company's outstanding preferred stock is automatically converted into shares of Common Stock pursuant to the terms of the Company's charter documents, and (b) for an aggregate offering price, net of underwriting discounts and commissions, of more than $10,000,000.

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"MISSTATEMENT" means (a) any untrue statement of a material fact, (b) any omission to state a material fact required to be stated or necessary to make another statement not misleading in light of the circumstances in which such other statement was made, and (c) any alleged Misstatement.

"PROSPECTUS" means any registration statement, prospectus, offering circular, or other document, including without limitation any related registration statement, notification, or the like, incident to any Registration, and any amendment or supplement thereto.

"REGISTER" and "REGISTRATION" mean the act of registering securities by preparing and filing a registration statement in compliance with the Securities Act and pursuing such filing until the SEC declares or orders it effective. Unless the context otherwise requires, "REGISTER" and "REGISTRATION" also include the filing of appropriate post-effective amendments, appropriate qualifications under applicable blue sky and other state securities laws, compliance with applicable regulations, and such other actions as are reasonable and customary in connection with a Registered sale of securities to the public.

"REGISTERED" means (a) the past tense of Register, or (b) an adjective used to describe securities, or the sale thereof, with respect to which a Registration has been completed.

"REGISTRABLE SECURITIES" means (a) (i) Founders' Shares, (ii) Common Stock issued or issuable with respect to the Securities (including without limitation upon any exercise of exercisable securities, conversion of convertible securities, stock split, stock dividend, recapitalization, or as a distribution or upon exercise of the Warrants issued in August 1998 to Phoenix Leasing Incorporated and Robert A. Kingsbook or upon exercise of the Warrants issued in November 1998 to Silicon Valley Bank), and (iii) Common Stock issued or issuable upon exercise of the Warrants issued to AOL in November 1998; that (b) have not been sold to the public pursuant to Section 4(l) of the Securities Act or in a Registration.

"REGISTRATION EXPENSES" means expenses incurred by the Company in complying with Articles 2 (REQUESTED REGISTRATION), 3 (COMPANY REGISTRATION), and 4 (REGISTRATION ON FORM S-3), including without limitation all Registration fees, printing expenses, escrow fees, fees and disbursements of counsel and independent certified public accountants for the Company, reasonable fees and disbursements of one special counsel for the participating Holders as a group, and blue sky fees and expenses.

"SEC" means the Securities and Exchange Commission.

"SECURITIES" means the Founders' Shares, the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares and the Series E Shares.

"SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the SEC thereunder, all as the same are in effect at the time.

"SELLING EXPENSES" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the Registrable Securities Registered by the Company on behalf of the Holders and all fees and disbursements of individual counsel for the Holders (as opposed to the


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reasonable fees and disbursements of one special counsel for the participating Holders as a group).

"SERIES A REGISTRABLE SECURITIES" means the Registrable Securities into which the outstanding Series A Shares are convertible at the time of the calculation.

"SERIES A SHARES" means shares of the Company's Series A Preferred Stock.

"SERIES B REGISTRABLE SECURITIES" means the Registrable Securities into which the outstanding Series B Shares are convertible at the time of the calculation.

"SERIES B SHARES" means shares of the Company's Series B Preferred Stock.

"SERIES C REGISTRABLE SECURITIES" means the Registrable Securities into which the outstanding Series C Shares are convertible at the time of the calculation.

"SERIES C SHARES" means shares of the Company's Series C Preferred Stock.

"SERIES D REGISTRABLE SECURITIES" means the Registrable Securities into which the outstanding Series D Shares are convertible at the time of the calculation.

"SERIES D SHARES" means shares of the Company's Series D Preferred Stock.

"SERIES E REGISTRABLE SECURITIES" means the Registrable Securities into which the outstanding Series E Shares are convertible at the time of the calculation.

"SERIES E SHARES" means shares of the Company's Series E Preferred Stock.

"SECURITYHOLDERS" means the persons listed on the Signature Page(s) to this Agreement.

"SHARES" is another term for Registrable Securities.

                             2.  REQUESTED REGISTRATION

2.1.   REQUEST FOR REGISTRATION.

       2.1.1. WHO MAY MAKE A REQUEST.

       Upon receiving a written request from the Initiating Holders or the Initiating AOL Holder, the Company shall take the actions specified in this Section 2.1 and Article 8 (REGISTRATION PROCEDURES). The request shall identify the underwriters who will manage the offering. Each underwriter shall be subject to the approval of the Company, which the Company shall not withhold unreasonably. Any Registration pursuant to this Article 2 shall be a firm commitment underwriting.

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       2.1.2. ELIGIBLE PARTICIPANTS.

       All Registrable Securities held by persons entitled to be included among the Initiating Holders and the AOL Initiating Holder shall be eligible to be included in the Registration. No other Registrable Securities shall be included in the Registration.

       2.1.3. FILINGS.

       Subject to Article 5 (LIMITATIONS ON REGISTRATIONS), the Company shall use diligent reasonable efforts to Register the Shares specified in the requests of the eligible Holders as quickly as is practicable.

2.2.   LIMIT ON REGISTRATIONS.

The Company is not required to complete more than four Registrations pursuant to this Article 2 exclusive of: (i) any Registrations requested by Founders and
(ii) up to two Registrations pursuant to this Article 2 for AOL.

2.3.   FUTURE GRANTS OF RIGHTS.

The Company may grant additional rights to include securities in Registrations pursuant to this Article 2, if (a) the Holders of at least a majority of the Registrable Securities entitled to request Registration under this Article 2 consent to such grant in writing (except that in the case of a Registration that has already been requested, the consent of the Holders of at least a majority of the Registrable Securities actually included in the Registration shall be required), or (b) the inclusion of such securities would not reduce the amount of Registrable Securities to be included in such Registrations.

2.4.   LIMIT ON GRANTS OF RIGHTS TO REGISTRATION.

Notwithstanding Section 2.3, the Company shall not, without the prior written consent of the Holders of a majority of the Series A Registrable Securities, the prior written consent of the Holders of at least two-thirds of the Series B Registrable Securities, the prior written consent of the Holders of at least two-thirds of the Series C Registrable Securities, the prior written consent of the Holders of at least two-thirds of the Series D Registrable Securities and the prior written consent of the Holders of at least two-thirds of the Series E Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to request a registration which could result in such registration statement being declared effective before the earlier of either of the dates set forth in Section 5.3 or within one hundred eighty (180) days of the effective date of any Registration pursuant to this Article 2.

2.5.   PARTICIPATION BY THE COMPANY.

The Company may include securities of the same class as the Registrable Securities for its own account in a Registration pursuant to this Article 2 in an amount up to 10% of the total shares to


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be Registered.  The Company may include additional shares of such class in the Registration if (a) the Holders of at least a majority of the Registrable Securities actually included in the Registration consent to such inclusion or
(b) the inclusion of such securities would not reduce the amount of Registrable Securities to be included in such Registration.

                              3.  COMPANY REGISTRATION

3.1.   RIGHT TO PIGGYBACK.

       3.1.1. REQUIRED ACTIONS.

       Whenever the Company decides to Register any of its securities for its own account or the account of others including a Registration pursuant to Articles 2 or 4 (other than in connection with (a) a registration relating solely to employee benefit plans, or (b) a registration relating solely to a Rule 145 transaction) the Company shall take the actions specified in this Section 3.1 and Article 8.

       3.1.2. ELIGIBLE PARTICIPANTS.

       All Registrable Securities shall be eligible to be included in the Registration.

       3.1.3. RIGHT TO TERMINATE REGISTRATION.

       The Company and any Holders exercising their rights pursuant to Articles 2 or 4, if applicable, may terminate any Registration of securities for its or their own account before the SEC declares the Registration to be effective, regardless of whether any Holder, or any other shareholder entitled to include its securities in such Registration, has elected to include Registrable Securities, or its securities, respectively, in the Registration.

       3.1.4. MINIMUM NUMBER OF SHARES TO BE INCLUDED IN COMPANY REGISTRATION.

       Notwithstanding any provision of Article 5 or Section 6.5, the Company shall not limit the Registrable Securities to be included in a Registration pursuant to this Article 3 (other than the Company's IPO, in which case there is no restriction on the limitation of Registrable Securities that may be included pursuant to this Article 3) to less than thirty percent (30%) of the total value of the securities to be Registered.

3.2.   FUTURE GRANTS OF RIGHTS.

The Company may grant additional rights to include securities in Registrations pursuant to this Article 3, if (a) the Holders of at least a majority of the Registrable Securities entitled to participate in a Registration pursuant to this Article 3 consent to such grant in writing (except that in the case of a Registration that has already been requested, the consent of the Holders of at least a majority of the Registrable Securities actually included in the Registration shall be required), or (b) the inclusion of such securities would not reduce the amount of Registrable Securities to be included in such Registrations.

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                          4.  REGISTRATION ON FORM S-3

4.1.   RIGHT TO REGISTRATION.

       4.1.1. WHO MAY MAKE A REQUEST.

       Upon receiving a written request from the Initiating Holders or the Initiating AOL Holder to Register their Registrable Securities on Form S-3 (or any successor form to Form S-3), the Company shall take the actions specified in this Section 4.1 and Article 8 if the Company is entitled to use such form. If the Company agrees to an underwritten offering on Form S-3, the request shall identify the underwriters who will manage the offering and each underwriter shall be subject to the approval of the Company, which the Company shall not withhold unreasonably.

       4.1.2. ELIGIBLE PARTICIPANTS.

       All Registrable Securities shall be eligible to be included in the Registration.

       4.1.3. FILINGS.

       Subject to Article 5, the Company shall use diligent reasonable efforts to Register the Shares specified in the requests of the eligible Holders as quickly as is practicable.

4.2.   LIMIT ON REGISTRATIONS.

There is no limit on the number of Registrations the Holders may request pursuant to this Article 4 if the right to request Registration has not terminated.

4.3.   FUTURE GRANTS OF RIGHTS.

The Company may grant additional rights to include securities in Registrations pursuant to this Article 4, if (a) the Holders of at least a majority of the Registrable Securities entitled to request Registration under this Article 4 consent to such grant in writing (except that in the case of a Registration that has already been requested, the consent of the Holders of at least a majority of the Registrable Securities actually included in the Registration shall be required), or (b) the inclusion of such securities would not reduce the amount of Registrable Securities to be included in such Registrations.

4.4.   PARTICIPATION BY THE COMPANY.

The Company may include securities of the same class as the Registrable Securities for its own account in a Registration pursuant to this Article 4 in an amount up to 10% of the total shares to be Registered. The Company may include additional shares of such class in the Registration if (a) the Holders of at least a majority of the Registrable Securities actually included in the Registration consent to such inclusion or (b) the inclusion of such securities would not reduce the amount of Registrable Securities to be included in such Registration.

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                          5.  LIMITATIONS ON REGISTRATIONS

5.1.   EXCEPTIONS TO OBLIGATION.

Notwithstanding anything in this Agreement to the contrary, the Company is not required to take any action enumerated in this Article 5.

5.2.   NO GENERAL CONSENT TO SERVICE.

The Company is not required to Register Shares in any jurisdiction in which the Company would be required to execute a general consent to service of process, unless (a) the Company is already subject to service in such jurisdiction or (b) such consent is required by the Securities Act.

5.3.   INITIAL MORATORIUM ON REQUESTS.

The Company is not required to Register Shares pursuant to Article 2 before the earlier of (a) December 31, 1999 or (b) six months after the effective date of the first Registration by the Company (other than a Registration in a Rule 145 transaction or with respect to an employee benefit plan). Notwithstanding any other provision of this Agreement, Holders of Series E Shares or Series E Registrable Securities may not initiate or participate as a seller in any Registration requested in connection with the Company's IPO.

5.4.   LAST DATE FOR REQUESTS.

The Company is not required to Register any Shares pursuant to Articles 2, 3 or 4 after the tenth anniversary following the earlier of the dates referred to in
Section 5.3.

5.5.   CONFLICTS WITH OTHER OFFERINGS.

The Company is not required to Register Shares pursuant to Articles 2 or 4 if the Company receives the request for Registration during the period beginning on the date the Company files a Registration of its own shares (other than a Registration in a Rule 145 transaction or with respect to an employee benefit plan), and ending on the earlier of (a) one hundred eighty (180) days immediately after the effective date of the Registration, or (b) immediately at such time as the Company is no longer using all reasonable good faith efforts to cause the Registration to become effective.

5.6.   RIGHT TO DELAY REQUESTED REGISTRATION.

The Company may delay a Registration pursuant to Article 2 or 4 for up to 120 days (the "DELAY PERIOD") if, at any time before the Registration becomes effective, the Company delivers to the eligible Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for a Registration to be filed or become effective within the time otherwise required by this Agreement. The Holders shall not have the right to request an additional Registration pursuant to
Article 2 or 4 during the Delay Period. Once the Company has invoked its rights pursuant to this Section 5.6, it may not do so again until after it


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has completed a Registration pursuant to Article 2 or 4, unless the Holders have withdrawn the request with respect to which the Delay Period was invoked.

5.7.   PACING OF REQUESTS.

The Company may decline to comply with a request to Register Shares made within six months after a Registration pursuant to Article 2 or 4 has been completed.

5.8.   TERMINATION OF REQUESTED REGISTRATIONS.

The Company may, and at the election of Holders of a majority of the eligible Registrable Securities shall, terminate a Registration pursuant to Article 2 or 4 if the number of Registrable Securities to be included in the Registration is reduced to fewer that 80% of the minimum number of Registrable Securities required to be included in the Registration.


                           6.  UNDERWRITTEN REGISTRATIONS

6.1.   APPLICATION.

The provisions of this Article 6 apply to each underwritten Registration covered by this Agreement.

6.2.   PERFORM UNDERWRITING AGREEMENT.

In each underwritten Registration, the Company shall enter into and perform, or be ready, willing, and able to enter into and perform, its obligations under an underwriting agreement in usual and customary form with the managing underwriter.

6.3.   PARTICIPATION REQUIRED.

Each Holder participating in a Registration shall enter into an underwriting agreement in customary form with the managing underwriters, if any. No Registrable Securities shall be included in or sold pursuant to the Registration except in accordance with the applicable underwriting agreement.

6.4.   CHANGES IN UNDERWRITERS.

The Holders of a majority of the Registrable Securities to be included in the Registration pursuant to Articles 2 or 4 may replace an underwriter named in the request for Registration or add one or more additional underwriters. Each underwriter shall be subject to the approval of the Company, which the Company shall not withhold unreasonably.

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6.5.   DECREASES IN OFFERINGS.

Notwithstanding any other provision of this Agreement but subject to subsection 3.1.4, if the Company or the managing underwriters in a Registration advise the participating Holders in writing that market factors require a limit on the number of Registrable Securities to be underwritten, then the number of Registrable Securities that may be included in the Registration shall be allocated first among all participating Holders (other than the Founders) in proportion, as nearly as practicable, to the number of Registrable Securities (other than Founders' Shares) such Holders have requested to include in the Registration, and thereafter among the Founders in proportion, as nearly as practicable, to the number of Founders Shares such Holders have requested to include in the Registration. The Company shall not reduce the number of Registrable Securities to be included in the Registration if the Registration will include securities to be sold for the account of persons other than Holders or the Company.

6.6.   INCREASES IN OFFERINGS.

If the managing underwriter(s) in a Registration advise the participating Holders that the underwriter(s) desire to increase the number of Registrable Securities to be underwritten, whether because of market factors or withdrawal of other Shares, the increase shall be allocated among the eligible Holders in proportion to the Holders' eligible Registrable Securities, including those already included in the Registration.

6.7.   WITHDRAWAL OF SHARES.

Any Holder who disapproves of the terms of an underwriting may withdraw from the Registration by delivering written notice to the Company, the managing underwriters, and the other participating Holders.

                            7.  EXPENSES OF REGISTRATION

7.1.   OBLIGATION OF THE COMPANY.

Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses incurred in connection with any Registration. Unless otherwise stated, all Selling Expenses relating to Registrable Securities Registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the net proceeds from the sale of their Shares so Registered, except that attorney fees of individual Holders shall be borne by the individual Holders. The Company shall pay all of the compensation of its regular employees, even though they may engage in activities included within the scope of Registration Expenses. The Company shall pay the expense of any special audits incident to or required by any Registration except as provided in
Section 7.2.

7.2.   EXPENSES OF TERMINATED REQUESTED REGISTRATIONS.

The Registration Expenses of any Registration pursuant to Article 2 or 4 that is terminated because of a reduction of the Shares to be included below the minimum required under Article 2


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or 4, respectively, shall be paid by (a) the Holders who have withdrawn their
Shares after requesting them to be included, in proportion to the number of Shares they have withdrawn, if the termination is due to withdrawal of Shares, or (b) all Holders who initially requested to have their Registrable Securities included in the Registration, in proportion to the number of Shares they requested to have included, in all other cases (such as underwriter action). For the purpose of this Section 7.2, Registration Expenses includes the expense of any special audit incident to or required by the Registration. If such Registration Expenses are not paid promptly, the terminated Registration shall be deemed to be completed for the purpose of
Section 7.3. The Holders shall not be required to pay the Registration Expenses, however, if, at the time of termination, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request.

7.3.   WHAT COUNTS AS A COMPLETED REGISTRATION.

A Registration is deemed completed when the Registration has become effective and the Registered Securities have been sold. Any Registration that is terminated by the Holders pursuant to this Agreement shall be deemed to have been completed for the purpose of this Section 7.3 unless (a) at the time of the termination, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, or (b) the Holders pay the Registration Expenses associated with such Registration pursuant to Section 7.2.

                            8.  REGISTRATION PROCEDURES

8.1.   DUTY TO GIVE MEANINGFUL NOTICE.

The Company shall advise each Holder in writing as to the initiation and completion of each Registration in which the Holder is entitled to participate. Whenever the Company gives a notice that requires a response, the Company shall notify the Holder as promptly as possible and give a reasonable time, but in no event less than fifteen (15) days, within which to respond.

8.2.   CONTENTS OF NOTICE.

The notice shall give a brief summary of the intended terms of the underwriting, including the states in which the Company then intends to Register any Shares. The notice shall advise all eligible Holders that the number of Registrable Securities they may include in the Registration shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time the notice is given.

8.3.   RESPONSE TO NOTICE BY HOLDERS.

Each eligible Holder shall notify the Company in writing of the number of Shares the Holder wishes to include in the Registration. If the Holder so notifies the Company within the time specified in the Company's notice, but in no event less than fifteen (15) days, the Company shall include such Shares in the Registration, subject to Article 5.


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8.4.   DURATION OF REGISTRATION.

With respect to each Registration of Registrable Securities, the Company shall prepare and file a registration statement with the SEC with respect to the Shares and use diligent reasonable efforts to cause the Registration to become and remain effective for at least 120 days or until the Shares covered by the Registration have been sold; provided, however, that (i) the 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which is intended to be offered on a continuous or delayed basis, the 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

8.5.   PROSPECTUS DELIVERY.

With respect to each Registration of Registrable Securities, the Company shall furnish the participating Holders and the underwriters such number of copies of the registration statement and amendments and supplements thereto, preliminary and final prospectus and amendments and supplements thereto, and such other documents as the Holders and underwriters may reasonably request.

8.6.   BLUE SKY COMPLIANCE.

Subject to Article 5, with respect to each Registration of Registrable Securities, the Company shall use diligent reasonable efforts to Register the securities under the securities or blue sky laws of such jurisdictions as participating Holders of a majority of the Shares to be included in the Registration may reasonably request. The Holders must make such request within ten days before the estimated filing of the Registration with the SEC.

8.7.   AMENDMENTS AND SUPPLEMENTS.

With respect to each Registration of Registrable Securities, the Company shall prepare and file with the SEC, promptly upon the request of any participating Holders, any amendments or supplements to the Registration which, on the reasonable advice of the special counsel for the participating Holders, is required under the Securities Act.


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8.8.   INFORMATION TO BE SUPPLIED BY HOLDER.

As a condition precedent to the obligations of the Company to Register a Holder's Registrable Securities, the Holder shall furnish the Company with such information regarding the Holder, the Holder's Registrable Securities, and the distribution proposed by the Holder (if the Registration is pursuant to Article 2 or 4) as the Company may reasonably request in writing or as may be required to Register the Holder's Registrable Securities.

8.9.   NOTIFICATION OF MISSTATEMENTS IN PROSPECTUS.

The Company shall promptly notify each Holder of Registrable Securities included in a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event that causes the prospectus included in such registration statement, as then in effect, to include a Misstatement.

8.10.  CORRECTION OF MISSTATEMENTS.

With respect to each Registration of Registrable Securities, the Company shall prepare and promptly file with the SEC, and promptly notify the participating Holders or their attorneys in fact of the filing of, such amendments or supplements to the Registration as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities was required to be delivered under the Securities Act, an event has occurred that causes the Registration to make an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading, in the light of the circumstances in which they were made.

8.11.  UPDATES.

With respect to each Registration of Registrable Securities, the Company shall promptly prepare any amendments to the Registration needed to permit the participating Holders and their underwriters to comply with the requirements of the Securities Act.

8.12.  LISTING ON EXCHANGES.

The Company shall cause all Registrable Securities included in a Registration to be listed on each securities exchange or over the counter market on which the Company's securities of same class and series are then listed.

8.13.  PROVIDE TRANSFER AGENT AND REGISTRAR AND CUSIP NUMBER.

The Company shall provide a transfer agent and registrar and a CUSIP number for all Registrable Securities included in a Registration, in each case not later than the effective date of the Registration.

8.14.  OPINION OF COUNSEL AND COLD COMFORT LETTER.

The Company shall furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Article 2, 3, or 4 on the date that the Holder delivers the Registrable Securities to the underwriters for sale in connection with a Registration pursuant to Article 2, 3 or 4 if the Registrable Securities are being sold through underwriters, or, if the Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to the Registrable Securities becomes effective, (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                                9.  INDEMNIFICATION

9.1.   BY THE COMPANY.

       9.1.1. OBLIGATION TO INDEMNIFY.

       The Company shall indemnify and hold harmless (a) each Holder (and each Control Person of the Holder) and (b) each underwriter, if any (and each Control Person of the underwriter) of the Holder's Shares against all Claims arising out of or based on any Misstatement contained in any preliminary or final Prospectus, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

       9.1.2. OBLIGATION TO REIMBURSE.

       The Company shall reimburse each Holder (and its Control Persons) and each underwriter (and its Control Persons) for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any Claims referred to in subsection 9.1.1.

       9.1.3. COMPANY NOT RESPONSIBLE FOR INFORMATION FURNISHED BY HOLDER OR UNDERWRITER.

       The Company shall not be liable under this Section 9.1 to the extent that any Claim arises out of or is based upon a Misstatement in any preliminary or final prospectus made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by a Holder (or its Control Person) or underwriter (or its Control Person) expressly for use in the Prospectus in which the information is used.

       9.1.4. CORRECTED MISSTATEMENTS.

       If a Claim relates to a Misstatement in a preliminary prospectus that did not appear in the final prospectus, the Company shall not be liable for such Claim under this Section 9.1 to (a) the seller (or its Control Person) if the seller delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person, or (b) any underwriter (or its Control Person) if the underwriter delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of a corrected final prospectus to such person.

9.2.   BY THE HOLDERS.

       9.2.1. OBLIGATION TO INDEMNIFY.

       If Shares of a Holder are included in a Registration, the Holder shall, along with all other Holders participating in the Registration, severally indemnify (a) the Company (and its Control Persons); (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, against all Claims arising out of or based on any Misstatement contained in any preliminary or final Prospectus. Each Holder shall severally indemnify (a) the Company (and its Control Persons); (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, against all Claims arising out of or based on any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

       9.2.2. OBLIGATION TO REIMBURSE.

       Each Holder shall reimburse (a) the Company (and its Control Persons);
       (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any Claim referred to in subsection 9.2.1.

       9.2.3. LIMIT ON LIABILITY.

       A Holder shall be liable under this Section 9.2 only to the extent that a Misstatement is made in a Prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holder expressly for use therein. In addition, a Holder shall not be liable under this Section 9.2 for more than the net amount of proceeds received from the sale of the Holder's Shares pursuant to the Registration with respect to which the Claim is made.

       9.2.4. CORRECTED MISSTATEMENTS.

       If a Claim relates to a Misstatement in a preliminary prospectus that did not appear in the final prospectus, the Holder shall not be liable for such Claim under this Section 9.2 to (a) the seller (or its Control Person) if the seller delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person, or
       (b) any underwriter (or its Control Person) if the underwriter delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person.

9.3.   PROCEDURE.

       9.3.1. NOTICE.

       Each Indemnified Party shall give written notice to each Indemnifying Party promptly after the Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Parties of their obligations under this Article 9 unless and to the extent that the Indemnifying Parties are prejudiced thereby.

       9.3.2. CONDUCT OF DEFENSE.

       In case any action shall be brought against any Indemnified Party and it shall notify an Indemnifying Party of the commencement thereof, such Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, such Indemnifying Party shall not be laible to such Indemnified Party under Section 9.2 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation.

       9.3.3. SETTLEMENTS.

       No Indemnifying Party, in the defense of any Claim, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement or compromise that does not include as an unconditional term thereof the giving to such Indemnified Party by the claimant or plaintiff a release from all liability in respect to such Claim.

       9.3.4. CONSENT AS CONDITION TO OBLIGATION TO INDEMNIFY.

       The indemnity obligations contained in this Article 9 shall not apply to amounts paid in settlement of any such Claim without the consent of the Indemnifying Party, which the Indemnifying Party shall not withhold unreasonably.

9.4.   CONTRIBUTION.

If the indemnification obligations provided for in this Article 9 are held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, the Indemnifying Party, in lieu of indemnifying such Indemnified Party under this Article 9, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the Misstatements that resulted in the Claim as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by referring to, among other things, whether the Misstatement relates to information supplied by the Indemnifying Party or by the Indemnified Party, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Misstatement, and the evidence indicating whether the Misstatement was in fact false or misleading.

9.5.   CONFLICT WITH UNDERWRITING AGREEMENT.

Notwithstanding anything in this Article 9, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with a Registration conflict with this Article 9, the underwriting agreement shall control.

9.6.   SURVIVAL.

The obligations of the Company and the Holders under this Article 9 shall survive the closing of any Registration under this Agreement, and otherwise.

                        10.  TRANSFER OF REGISTRATION RIGHTS

10.1.  TRANSFERS PERMITTED.

By giving written notice to the Company, a Holder may assign the right to require the Company to Register Registrable Securities under this Agreement to any transferee in connection with a transfer of Securities or Registrable Securities by the Holder upon complying with all of the provisions of this
Article 10, unless the Company waives such compliance in its discretion.

10.2.  MINIMUM TRANSFER.

Unless the transferee is an equity owner of the Holder or another Securityholder, the transferee shall acquire at least the lesser of (a) twenty percent (20%) of the Registrable Securities held by the original Holder, or (b) twenty thousand (20,000) shares of Registrable Securities (adjusted for recapitalizations, stock splits, reverse stock splits, stock dividends, conversions and similar events).

10.3.  COMPLIANCE WITH LAWS AND AGREEMENTS.

Each such transfer shall comply with all applicable securities laws and any agreements between the Company and the transferor.

10.4.  TRANSFER INSTRUMENTS.

The transferee shall execute and deliver to the Company an agreement in form and substance satisfactory to the Company by which the transferee agrees to be bound by all terms and provisions of this agreement as a Holder of the transferred rights.

10.5.  RIGHTS WITH RESPECT TO REMAINING SHARES.

The Company shall continue to have the same obligation to register the balance of a Holder's Registrable Securities following a transfer of less than all of the Holder's Registrable Securities, unless the obligation has otherwise terminated.

                              11.  STANDOFF AGREEMENT

11.1.  RESTRICTION ON TRANSFER.

Upon delivery of a written request by the Company, or the underwriters managing a Registered offering of the Company's securities, the Holders shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the Registration) to the public without the prior written consent of the Company or the underwriter(s) for such time (not to exceed 180 days in the case of the Company's IPO, and 90 days in all other cases) following the effective date of the Registration as the Company or the underwriters may request. As a condition precedent to the obligations of the Holders under this Article, all officers and directors of the Company who own stock in the Company, owners of more than 1% of the outstanding shares of Common Stock of the Company, and holders of registration rights other than pursuant to this Agreement, shall also abide by such restrictions. This Section 11.1 does not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

11.2.  LEGEND.

The Company shall cause each stock certificate representing the Holders' Securities and any Registrable Securities issued with respect to the Securities to bear a conspicuous legend in substantially the following form:

       SALE, TRANSFER, OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED FOR UP TO 180 DAYS FOLLOWING A PUBLIC OFFERING OF THE STOCK OF THE CORPORATION PURSUANT TO A
       REGISTRATION RIGHTS AGREEMENT BETWEEN THE ORIGINAL PURCHASER OF THE SHARES AND THE CORPORATION.

                             12.  TERMINATION OF RIGHTS

The rights of any particular Holder to cause the Company to Register Registrable Securities under this Agreement shall terminate with respect to such Holder following a bona fide, firmly underwritten public offering of shares of Common Stock Registered under the Securities Act for so long after the Company's IPO as the Holder holds Registrable Securities constituting less than one percent (1%) of the combined voting power of all classes of stock of the Company and is able to dispose of all of the Holder's Registrable Securities in one transaction pursuant to SEC Rule 144.

                              13.  RULE 144 REPORTING

13.1.  DURATION OF UNDERTAKINGS.

The Company shall use its best efforts, including the actions described in this Article 13, to make available to the Holders all of the benefits of any SEC rules or regulations that may permit the Holders to sell their Registrable Securities to the public without Registration for so long as the Holders hold Registrable Securities.

13.2.  RULE 144 PUBLIC INFORMATION REQUIREMENTS.

The Company shall make and keep public information available, in the manner contemplated by SEC Rule 144, at all times after the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act regardless of whether the Company subsequently ceases to be subject to such requirements.

13.3.  REPORTING OBLIGATIONS.

The Company shall file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and the Security Exchange Act of 1934, as amended, at all times after the Company becomes subject to the reporting requirements of such Acts.

13.4.  COMPLIANCE CERTIFICATE AND OTHER DOCUMENTATION.

The Company shall furnish to each Holder, forthwith upon request, (a) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first Registration by the Company (other than a Registration in a Rule 145 transaction or with respect to an employee benefit plan)) and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after the Company has become subject to such reporting requirements),
(b) a copy of the most recent annual or quarterly report of the Company, and
(c) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request; provided, however, that the Company's obligations under subsections (b) and (c) of this Section 13.4 shall terminate upon the Company's IPO.

13.5.  S-3 REGISTRATION.

The Company shall take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to use Form S-3 to sell their Registrable Securities as soon as practicable after the end of the fiscal year in which the Company's IPO is declared effective.

                                 14.  MISCELLANEOUS

14.1.  ADDITIONAL ACTIONS AND DOCUMENTS.

The parties shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Agreement.

14.2.  SUCCESSORS AND ASSIGNS.

Subject to Article 10, this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

14.3.  AMENDMENTS, WAIVERS, AND CONSENTS.

This Agreement shall not be amended except in a writing signed by the Company, the Holders of a majority of the Founders Registrable Securities, the Holders of a majority of the outstanding Series A Registrable Securities, the Holders of two-thirds (2/3) of the outstanding Series B Registrable Securities, the Holders of a majority of the outstanding Series C Registrable Securities, the Holders of a majority of the outstanding Series D Registrable Securities and the Holders of a majority of the outstanding Series E Registrable Securities; and provided, further, that no provision of this Agreement pertaining solely to AOL or the Registrable Securities issued or issuable to AOL or its successors or transferees may be amended except in a writing signed by the Company and AOL. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent, except that the Holders of a majority of the Founders' Shares may grant a waiver or consent on behalf of all of the Holders of Founder's Shares in their capacity as such, the Holders of a majority of the Series A Registrable Securities may grant a waiver or consent on behalf of all of the Holders of Series A Registrable Securities in their capacity as such, the Holders of two thirds (2/3) of the Series B Registrable Securities may grant a waiver or consent on behalf of all of the Holders of Series B Registrable Securities in their capacity as such, the Holders of a majority of the Series C Registrable Securities may grant a waiver or consent on behalf of all of the Holders of Series C Registrable Securities in their capacity as such, the Holders of a majority of the Series D Registrable Securities may grant a waiver or consent on behalf of all of the Holders of Series D Registrable Securities in their capacity as such, and the Holders of a majority of the Series E Registrable Securities may grant a waiver or consent on behalf of all of the Holders of Series E Registrable Securities in their capacity as such. No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent except to the extent specifically set forth in writing. For the protection of all parties, amendments, waivers, and consents that are not in writing and executed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

14.4.  NOTICE.

Any notice, instruction, or communication required or permitted to be given under this Agreement to any party shall be in writing (which may include telex, telegram, telecopier, or other similar form of reproduction followed by a mailed hard copy) and shall be deemed given when actually received or, if earlier, five (5) days after deposit in the United States Mail by certified or express mail, return receipt requested, postage prepaid (or for foreign addresses by Federal Express, DHL or other comparable delivery service), addressed to the principal office of such party or to such other address as such party may request by written notice. Each party shall make an ordinary, good faith effort to ensure that the person to be given notice actually receives such notice promptly. Each party shall ensure that the other parties to this Agreement have a current address, fax number, and telephone number for the purpose of giving notice. Addresses for each of the Securityholders are set forth on the Signature Page(s) of this Agreement. For ease of reference, a current business address for the Company is as follows:

                     To Company:   GRIC Communications, Inc.
                                   1421 McCarthy Boulevard
                                   Milpitas, CA 95035
                                   Attn.: General Counsel
                                   Tel:   (408) 955-1920
                                   Fax:   (408) 435-8687

A copy of any notice to the Company shall be given to:

                                   Fenwick & West LLP
                                   Two Palo Alto Square
                                   Palo Alto, CA 94036
                                   Attn.: David W. Healy
                                   Tel:   (650) 858-7266
                                   Fax:   (650) 494-1417

Any party may change its address for the purpose of this Section 14.4 by giving the other parties written notice of its new address as provided above.

14.5.  ATTORNEY'S FEES.

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

14.6.  AGGREGATION OF STOCK.

All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

14.7.  GOVERNING LAW.

The rights and obligations of the parties shall be governed by, and this Agreement shall be construed and enforced in accordance with, the laws of the United States and the State of California, excluding California's conflicts of laws rules to the extent such rules would apply the law of another jurisdiction.

14.8.  JURISDICTION AND VENUE.

The parties hereto consent to the personal jurisdiction of all federal and state courts in California, and agree that venue shall lie exclusively in Santa Clara County, California.

14.9.  ENTIRE AGREEMENT.

This Agreement and the documents and agreements contemplated herein constitute the entire agreement between the parties with regard to the subject matter hereof and thereof. This Agreement supersedes all prior written and oral agreements and understandings between the parties hereto with respect to the subject matter hereof including, without limitation, the Previous Agreement. There are now no agreements, representations, or warranties between or among the parties other than those set forth in this Agreement or the documents and agreements contemplated in this Agreement.

14.10. COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable only against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

14.11. PARTIES IN INTEREST.

Except as expressly provided in this Agreement, nothing in this Agreement shall (a) confer any rights or remedies on any persons other than the parties, their respective successors and assigns, and any Indemnified Parties, (b) relieve or discharge the obligation of any third person to any party, or (c) shall give any third person any right of subrogation or (except for the Indemnified Parties) action against any party.

14.12. SEVERABILITY.

If any provision of this Agreement, or the application of such provision to any person or circumstances, is held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall continue in full force without being impaired or invalidated.

14.13. TITLES, CAPTIONS, AND RECITALS.

Article, Section, and subsection titles and captions contained in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions. If there is any conflict between the Recitals at the beginning of this Agreement and the substantive provisions of this Agreement, the substantive provisions shall control.

14.14. SECTION REFERENCES.

Unless otherwise stated, any reference contained in this Agreement to an Article, Section, or subsection refers to the provisions of this Agreement. An Article includes all of the Sections within that Article, and a Section includes all of the subsections within that Section.

14.15. VARIATIONS OF PRONOUNS.

All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

14.16. ADJUSTMENT FOR STOCK SPLITS.

All stock numbers and per share dollar numbers in this Agreement shall automatically be deemed appropriately adjusted for any recapitalization, stock split, reverse stock split, stock dividends, conversions or similar event.

                                   SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Registration Rights Agreement of GRIC COMMUNICATIONS, INC. as of the date first set forth above.

"COMPANY"

GRIC COMMUNICATIONS, INC.,

a California corporation


By: _________________________



"SECURITYHOLDERS"

_____________________________
Hong Chen, Ph.D.
c/o GRIC Communications, Inc.
1421 McCarthy Blvd.
Milpitas, CA  95035
Tel:  (408) 955-1920




_____________________________
Lynn Ya-Lin Liu
c/o GRIC Communications, Inc.
1421 McCarthy Blvd.
Milpitas, CA  95035
Tel:  (408) 955-1920

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)


_____________________________
Jeff Lin
21031 Hazelbrook Dr.
Cupertino, CA  95014
Tel:  (408) 873-2588

_____________________________
Swan Chen
1000 Fremont Avenue, #120
Los Altos, CA  94024
Tel: 650-947-1541

_____________________________
Eric Kao
c/o Asia Pacific Investment Co.
8F No. 201-33
Tung Hwa N. Rd.
Taipei, Taiwan, R.O.C.
Tel:  (011) 886-2-545-6268


_____________________________
Wen-Ling Tsai
3636 Penitencia Creek Road
San Jose, CA  95132-3141
Tel:   (408) 256-7956


_____________________________
Penny Ray
410 Auburn Way, #34
San Jose, CA  95129
Tel:  (408) 985-6536

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




_____________________________
Frank S. S. Lee
2279 Farmcrest Street
Milpitas, CA  95035
Tel:  (408) 942-0655



_____________________________
Jingsha He
7212 High Plains Drive
Plano, TX  75024
Tel:   (214) 491-1980



ELG PARTNERS 1994-1,
a California general partnership

By: _________________________
    Wayland M. Brill, Managing Partner

4400 Bohannon Drive, Suite 280
Menlo Park, CA  94025-1041
Tel:  (650) 462-4700

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Vertex Investments (II) Ltd.



By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore  118256
Tel: 65-870-0620
Fax: 65-777-1878



Vertex Technology Fund Ltd.



By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore  118256
Tel: 65-870-0620
Fax: 65-777-1878

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




Technology Associates Corporation



By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

9F, No. 108, Sec. 5, Nan King East Road
Taipei 105, Taiwan, ROC
Tel:  886-2-2747-0030
Fax:  886-2-2747-2177


Tech Alliance Corporation


By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

c/o Technology Associates Corporation
9F, No. 108, Sec. 5, Nan King East Road
Taipei 105, Taiwan, ROC
Tel:  886-2-2747-0030
Fax:  886-2-2747-2177

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)


AII Holding Corporation



By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

c/o Acer Advanced Labs
1830-B Bering Drive
San Jose, CA 95112
Tel:  408-467-7400
Fax:  408-467-7475
Attn: Dr. Wen Ku




Netis Technology, Inc.


By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

1606 Centre Point Drive
Milpitas, CA  95035
Tel:  408-263-0368

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)


Tekkang Management Consulting, Inc.



By: _________________________
          (sign name)
    _________________________
          (print name)
    _________________________
            (title)

11F, 201 Chien Kuo S. Road, Sec. 2
Taipei, Taiwan, ROC
Tel:  886-2-703-0030
Fax:   886-2-703-3051


_____________________________
Yen-Son Huang
18833 Bellgrove Circle
Saratoga, CA 95070
Tel: (408) 863-0578



_____________________________
Shiu-Ping Chao, Trustee of the Chao Family Trust U/A dated 2/12/90 14257 Stanford Court
Los Altos Hills, CA  94022
Tel:  650-694-6508


_____________________________
Hung Chih Chen
9F, No. 108, Sec 5 Nanking East Road
Taipei105, Taiwan, ROC
Tel:  886-2-2747-0030
Fax:  886-2-2747-2177

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



---------------------------------------
Timothy Lin
12F, 13, Sec. 2, Fu-Hsing S. Rd.
Taipei, Taiwan, ROC
Tel:  011-886-2-2706-5750



---------------------------------------
Daniel C.P. Ongg
Products Development Division
Institute for Information Industry
5F, #15 265 Lane
Hoping East Road, Sec. 2
Taipei, Taiwan, R.O.C.
Tel:   886-2-2-377-9539


---------------------------------------
Yiyou Chang
Fushin Rd, Sec. 2, Alley 71, No. 81
Taichung, Taiwan
Tel:  886-04-261-5250


---------------------------------------
Chun P. Chiu
851 Martin Avenue
Santa Clara, CA  95050
Tel:  415-450-8001


---------------------------------------
Paul Gupta
15000 BlueGum Court
Saratoga, CA  95070
Tel:   (408) 395-6247

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




---------------------------------------
Masaharu Shinya
6-1 Shintomi 1-Chome
Chuo-Ku
Tokyo, 104 Japan
Tel:  81-3-3555-0173


---------------------------------------
Ella F. Shum
822 Upland Rd.
Redwood City,CA 94062
Tel:  650-299-1899


---------------------------------------
Fu Lin
c/o Netis Technology, Inc.
1606 Centre Point Drive
Milpitas, CA  95035
Tel:  408-263-0368


---------------------------------------
Susan Liang and Jeremy Liang Revocable Trust
c/o Netis Technology, Inc.
1606 Centre Point Drive
Milpitas, CA  95035
Tel:  408-263-0368


---------------------------------------
James Lee
3 Pandan Valley, #16-309
Singapore  597627
Tel:  65-469-4118

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)





---------------------------------------
Jennifer Ng Yoke Lay
41A Lorong Marzuki
Singapore 1441
Tel:  65-841-4119


Gau Tech Enterprises, Inc.

By:           -------------------------
                     (sign name)

              -------------------------
                     (print name)

              -------------------------
                       (title)


3874 Cellecita
Santa Barbara, CA  93110
Attn:  George J. Gau
Tel:  805-682-3424


ST Telecommunications Pte. Ltd.


By:           -------------------------
                     (sign name)

              -------------------------
                     (print name)

              -------------------------
                       (title)


51 Cuppage Rd. #10 - 11/17
The Cuppage
Singapore 229469
Tel:  65-838-3988
Attn:  Lawrence Pang

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)





Essex Investment (Singapore) Pte Ltd.



By:           -------------------------
                     (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


23 Tai Seng Drive
IPC Building
Singapore 1953
Tel:  65-381-4641
Fax:  65-743-0691
Attn: Patrick Ngiam

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




Asia Pacific Growth Fund II


By:           -------------------------
                    (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


c/o H&Q Taiwan Co., Ltd.
Suite 3201, 32F,
International Trade Building
No. 333, Keelung Road, Sec. 1
Taipei 10548, Taiwan, ROC
Tel:  886-2-720-9855
Attn:  Jedi Chan

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



HanTech International Venture Capital Corporation


By:           -------------------------
                    (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


c/o H&Q Taiwan Co., Ltd.
Suite 3201, 32F,
International Trade Building
No. 333, Keelung Road, Sec. 1
Taipei 10548, Taiwan, ROC
Tel:  886-2-720-9855
Attn:  Jedi Chan


------------------------------
Ko Suzuki
c/o SRI Consulting
333 Ravenswood Avenue
Menlo Park, CA  94025
Tel:  (650) 859-6494

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



SingTel Ventures (Cayman) Pte Ltd


By:           -------------------------
                    (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


c/o Singapore Telecommunications, Inc.
31 Exeter Road, Comcentre
Singapore 239732
Tel: 65-838-8230
Fax: 65-733-8486
Attn: Andrew Buay

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




Technology Fund Pte Ltd.


By:           -------------------------
                    (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


21 Science Park Road
#02-01 The Aquarius
Singapore Science Park II
Singapore  117628
Tel: 65-774-2308
Fax: 65-774-0401
Attn.: Mrs. Tahn Joo Chin



Technology Fund II Pte Ltd.


By:           -------------------------
                     (sign name)

              -------------------------
                    (print name)

              -------------------------
                      (title)


21 Science Park Road
#02-01 The Aquarius
Singapore Science Park II
Singapore  117628
Tel: 65-774-2308
Fax: 65-774-0401
Attn.: Mrs. Tahn Joo Chin

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Trustees of General Electric Pension  Trust


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)


                                      With a copy to:
                                      --------------
3003 Summer Street
P.O. Box 7900                        Dewey Ballantine, LLP
Attn:  Michael M. Pastore, Esq.      1301 Avenue of the Americas
Stamford, CT  06904-7900             New York, NY 10019
Tel:  (203) 326-2312                 Tel: (212) 259-6280
Fax:  (203) 326-4073                 Fax: (212) 259-6333
  -and-                              Attn: Richard A. Stenberg, Esq.
Attn: David W. Wiederecht
Tel: (203) 326-2376
Fax: (203) 326-4179

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Talisman Capital Opportunity Inc.


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

16101 LaGrande Drive
Suite 100
Little Rock, AR 72211
Tel: (501) 821-6800
Fax: (501) 821-6888
Attn: Geoffrey Tirman



Talisman Capital Opportunity Fund Ltd.

By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

16101 LaGrande Drive
Suite 100
Little Rock, AR 72211
Tel: (501) 821-6800
Fax: (501) 821-6888
Attn: Geoffrey Tirman

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




InnoMedia Pte Ltd

By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)


10 Science Park Road #03-04/05
The Alpha, Singapore Science Park II
Singapore 117684
Tel: +65-8720-828
Fax: +65-8720-122
Attn: Ng Kai Wa


L&H Investment Company N.V.

By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

Sint Krispijnstraat 7
B-8900 Ieper
Belgium
Tel: +32-57-22-95-40
Fax: +32-57-22-95-45
Attn: Chantal Mestdagh

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Flanders Language Valley Fund C.V.A.


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

Patteelstraat 24
50 B-8900 Ieper
Belgium
Tel: +32-57-22-94-30
Fax: +32-57-20-68-42
Attn: Filip Vandamme


---------------------------------
Deborah A. Widener
c/o Oasis Capital, LLC
Three Embarcadero Center
Suite 2900
San Francisco, CA 94111
Tel: (415) 217-6880
Fax: (415) 217-6888



---------------------------------
Sandra T. Andrews
c/o Oasis Capital, LLC
Three Embarcadero Center
Suite 2900
San Francisco, CA 94111
Tel: (415) 217-6880
Fax: (415) 217-6888

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)





Richmond Holdings Global Limited


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)


20C, 60 Tun Hwa South Road, Sec. 2
Taipei, Taiwan, R.O.C.
Tel: 886-2-702-8808
Fax: 886-2-702-6208
Attn.: Vivian Chen


-----------------------------------
Martin Velasco
Le Greny
1279 Bogis-Bossey
Switzerland
Tel: 41-22-960-01-03
Fax: 41-22-776-03-69

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)





----------------------------------
Z.C. Tseng
No. 6, Alley 38, Lane 492,
Tu Chen Road, Ta Li Village
TaiChung County, Taiwan, R.O.C.
Tel: 886-4-492-5841




---------------------------------
John H. and Danielle O. Saunders, Tenants by the Entirety
8476 Portland Place
McLean, VA 22102
Tel: 703-448-1798


---------------------------------
Limin Hu
4344 Pickerel Drive
Union City, CA  94587
T: 510-487-5383
F: 510-475-4170

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)




NORTH AMERICA VENTURE FUND, L.P.,
a Cayman Islands Limited Partnership


By:    CDC North America Venture
       Management, L.D.C., a Cayman Islands Limited
       Duration Company
       General Partner

By:    -------------------------
       Emily Chen
       Title: Member


By:    -------------------------
       Charles Lau
       Title: Member


Maples & Calder, Ugland House
P.O. Box 309
George Town, Grand Cayman
Cayman Islands, British West Indies

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Finlayson Investments Pte Ltd


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

8 Shenton Way 338-03
Temasek Tower
Singapore 068811
Tel.: +65-220-4981
Fax: +65-221-4870

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



F&W Investments 1999


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

Two Palo Alto Square
Palo Alto, California  94306
Tel.: 650-494-0600
Fax: 650-494-1417
Attn.:  David W. Healy

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)


Creative Technology Ltd


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)

________________________
________________________
Tel.: __________________
Fax:   _________________
Attn.:  Sim Wong Hoo

                             GRIC COMMUNICATIONS, INC.
              FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                             SIGNATURE PAGE (CONTINUED)



Nokia Holding Inc.


By:            -------------------------
                     (sign name)

               -------------------------
                     (print name)

               -------------------------
                       (title)


________________________
________________________
Tel.: __________________
Fax: ___________________
Attn.:

                                      EXHIBIT A

                         SUMMARY OF REGISTRABLE SECURITIES



                                                       NUMBER OF REGISTRABLE
                                                       SECURITIES INTO WHICH
                                                             PRESENTLY (1)
 SECURITY                     NUMBER OF SHARES             CONVERTIBLE
 --------                     ----------------         ---------------------

 Founders' Shares                5,000,000                 5,000,000
 AOL Registrable
 Securities                        287,558                    287,558

 Series A Shares                 3,400,000                 3,400,000

 Series B Shares                 6,470,000                 6,470,000

 Series C Shares                 4,726,752                 4,726,752

 Series D Shares              Up to 17,500,000            Up to 17,500,000

 Series E Shares                  1,680,672                  1,680,672

 TOTAL                        UP TO 39,064,982            UP TO 39,064,982



------------------------------
(1) For the purpose of this table, Preferred Stock are deemed convertible into Common Stock.